SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     February 28, 2003
                                                     -----------------

                         NOVA INTERNATIONAL FILMS, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


        Delaware                    2-98997-NY                   11-2717273
--------------------------------------------------------------------------------
(State of Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                    Suite 805 One Pacific Place, 88 Queensway
                                    Hong Kong
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code        (852) 2891 3130
                                                   -----------------------------


               6350 N.E. Campus Drive, Vancouver, Washington 98661
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Set forth below are the Financial Statements and Pro Forma Financial Statements related to the Registrants acquisition of Solar Touch Limited, a British Virgin Islands corporation on February 28, 2003. A Form 8-K detailing of the acquisition was filed with the Securities and Exchange Commission on March 17, 2003.


(a)      Financial Statements


                               SOLAR TOUCH LIMITED

                          INDEX TO FINANCIAL STATEMENTS

                                                                         Pages

Report of Independent Auditors                                            F-2

Balance Sheets as of December 31, 2002 and 2001                           F-3

Statements of Operations for the years ended December 31, 2002 and 2001   F-4

Statements of Changes in Stockholders' Equity for the years ended
   December 2002 and 2001                                                 F-5


Statements of Cash Flows for the year ended December 31, 2002 and 2001    F-6

Notes to the Financial Statements                                     F-7 - F-12

                          INDEPENDENT AUDITORS' REPORT



TO THE STOCKHOLDERS AND BOARD OF DIRECTORS
OF SOLAR TOUCH LIMITED

We have audited the accompanying balance sheets of Solar Touch Limited as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Baoding Pascali Broadcasting Cable TV Integrated Information Networking Co., Limited (Baoding), a joint venture, the investment in which, as discussed in
Note 3 to the financial statements is accounted for by the equity method of accounting. The investment in Baoding was $7,218,860 and $6,573,413 as of December 31, 2002 and 2001, respectively, and the equity in its net income was $645,447 and $753,265 respectively, for the years then ended. The financial statements of Baoding were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Baoding, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Solar Touch Limited as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 in conformity with generally accepted accounting principles in the United States of America.




Thomas Leger & Co., L.L.P.
Houston, Texas
April 15, 2003


                               SOLAR TOUCH LIMITED
                                 BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001
                             (UNITED STATES DOLLARS)



ASSETS
                                                             2002         2001
                                                          ----------   ----------
CURRENT ASSETS
   Deferred merger costs                                  $   20,468   $     --
                                                          ----------   ----------

Total current assets                                          20,468         --


Equity investment                                          7,218,860    6,573,413
                                                          ----------   ----------

TOTAL ASSETS                                              $7,239,328   $6,573,413
                                                          ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accrued merger costs                                      $   20,468   $     --
                                                          ----------   ----------

Total current liabilities                                     20,468         --
                                                          ----------   ----------



STOCKHOLDERS' EQUITY Common Stock; $1 par value, 50,000
shares authorized; 1,000 and 100 shares issued
and outstanding
                                                               1,000          100
Additional paid-in capital                                 5,874,892    5,875,792
Retained earnings                                          1,342,968      697,521
                                                          ----------   ----------

Stockholders' equity                                       7,218,860    6,573,413
                                                          ----------   ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $7,239,328   $6,573,413
                                                          ==========   ==========









 The accompanying footnotes are an integral part of these financial statements.

                               SOLAR TOUCH LIMITED
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                             (UNITED STATES DOLLARS)



                                                          2002          2001
                                                      -----------   -----------

INCOME FROM OPERATIONS                                $      --     $      --

EQUITY IN EARNINGS ON INVESTMENT                          645,447       753,265
                                                      -----------   -----------

INCOME BEFORE TAX PROVISION                               645,447       753,265

INCOME TAX EXPENSE                                           --            --
                                                      -----------   -----------

NET INCOME                                            $   645,447   $   753,265
                                                      ===========   ===========
































 The accompanying footnotes are an integral part of these financial statements.


                               SOLAR TOUCH LIMITED
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                             (UNITED STATES DOLLARS)



                                  Common Stock           Additional
                             -------------------------    Paid-in         Retained
                                Shares        Amount       Capital        Earnings        Total
                             -----------   -----------   -----------    -----------    -----------

Balance, January 1, 2001             100   $       100   $ 5,875,792    $   (55,744)   $ 5,820,148

Net income                          --            --            --          753,265        753,265
                             -----------   -----------   -----------    -----------    -----------

Balance, December 31, 2001           100           100   $ 5,875,792        697,521      6,573,413

Common stock issued
  to shareholders                    900           900          (900)          --             --

Net income                          --            --            --          645,447        645,447
                             -----------   -----------   -----------    -----------    -----------

Balance, December 31, 2002         1,000   $     1,000   $ 5,874,892    $ 1,342,968    $ 7,218,860
                             ===========   ===========   ===========    ===========    ===========




















 The accompanying footnotes are an integral part of these financial statements.

                               SOLAR TOUCH LIMITED
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEAR ENDED DECEMBER 31, 2002 AND 2001
                             (UNITED STATES DOLLARS)

                                                            2002         2001
                                                         ---------    ---------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                               $ 645,447    $ 753,265
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Equity in earnings on investment                       (645,447)    (753,265)
                                                         ---------    ---------

      Net cash provided by operating activities               --           --
                                                         ---------    ---------


NET CHANGE IN CASH AND CASH EQUIVALENTS                       --           --
                                                         ---------    ---------

CASH AND CASH EQUIVALENTS, at beginning of year               --           --
                                                         ---------    ---------

CASH AND CASH EQUIVALENTS, end of year                   $    --      $    --
                                                         =========    =========

NON-CASH FINANCING AND INVESTING ACTIVITIES
   Deferred and accrued merger costs                     $  20,468    $    --
                                                         =========    =========















 The accompanying footnotes are an integral part of these financial statements.

                               SOLAR TOUCH LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS


1.       DESCRIPTION OF BUSINESS

         Solar Touch Limited (the "Company") was incorporated in the British Virgin Islands on April 26, 1999. The Company owns a 49% equity interest in Baoding Pascali Broadcasting Cable TV Integrated Information Networking Co., Limited ("Baoding"). The Company itself has no income and expense except for the share of equity in earnings of Baoding.

         Baoding, a company established in the People's Republic of China (the "PRC") and located in the city of Baoding, was formed pursuant to a joint venture agreement dated July 23, 1999 and signed between Baoding Pascali Multimedia Transmission Networking Co. Limited (the "JV partner"), a state-owned enterprise established in the PRC, and the Company. Baoding is to operate for a period of 20 years. Baoding is principally engaged in the construction and operation of a cable integrated TV transmission network system in the same area.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of presentation
         ---------------------

         The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

         Equity method of accounting
         ---------------------------

         The equity method of accounting is used when the Company has a 20% to 50% interest in other entities. Under the equity method, original investments are recorded at cost and adjusted by the Company's share of undistributed earnings or losses of these entities.

         Income taxes
         ------------

         The Company accounts for income tax using Statements of Financial Accounting Standards ("SFAS") No. 109 "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income taxes and allows recognition and measurement of deferred tax assets based upon likelihood of realization of tax benefits in future benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

                               SOLAR TOUCH LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

         Use of estimates
         ----------------

         The preparation of the financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts in these accompanying financial statements and notes. Actual amounts could differ from those estimates.

         Recently issued accounting pronouncements
         -----------------------------------------

         In April 2002, the FASB issued SFAS No. 145: "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". This statement made revisions to the accounting for gains and losses from the extinguishment of debt, rescinded Statement No. 44, and required certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. The Company is required to and will adopt SFAS No. 145 on January 1, 2002. The adoption of SFAS No. 145 is not expected to have a material impact on the Company's financial statements.

         In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 requires that a liability for a cost that is associated with an exit or disposal activity be recognized when the liability is incurred. This standard nullifies the guidance of EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". Under EITF Issue No. 94-3, an entity recognized a liability for an exit cost on the date that the entity committed itself to an exit plan. Under SFAS No. 146, the FASB concludes that an entity's commitment to an exit plan does not, by itself, create a present obligation to other parties that meets the definition of a liability. SFAS No. 146 also establishes that fair value is the objective for the initial measurement of the liability. SFAS No. 146 will be effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not expect that this standard will have a material effect on its financial statements.

         In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial acquisitions of financial institutions, except transactions between two or more mutual enterprises. The Company does not expect that this standard will have any effect on its financial statements.

         In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure". SFAS No. 148 amends SFAS No. 123 "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used

                               SOLAR TOUCH LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

         on reported results. SFAS No. 148 is effective for fiscal years beginning after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company does not expect the adoption of SFAS No. 148 to have a material effect on our financial position, results of operations, or cash flows.


3.       EQUITY INVESTMENT

         The equity investment represents a 49% equity interest in Baoding, a company established in the PRC and principally engaged in the construction and operation of a cable integrated TV transmission network system in the PRC.

         Pursuant to the joint venture agreement and its auxiliary agreement (collectively the "JV agreement"), the Chinese joint venture partner (the "JV partner"), which is a state-owned enterprise, contributed certain assets and liabilities, including the exclusive right to operate cable broadcasting networks in the city of Baoding and its surrounding areas in the Province of Hebei, PRC while the Company contributed cash to Baoding for their respective ownership. It was also agreed that the cash contributed by the Company was used to purchase certain assets and liabilities from the JV partner by Baoding.

         The financial statements of Baoding were prepared in accordance with International Accounting Standards issued by the International Accounting Standards Committee ("IASC") and were audited by an independent certified public accountants firm in accordance with International Standards on Auditing. The auditor's reports and financial statements of Baoding describe a significant working capital deficit as of December 31, 2002 and 2001. However the auditors did not qualify the Baoding financial statements in this respect and did not state there is a substantial doubt for Baoding to continue as a going concern. The Company believes Baoding has access to sufficient working capital. There are no material differences between International Accounting Standards and generally accepted accounting principles in the United States of America as it relates to the Baoding financial statements.

         Baoding maintains its books and records in Renminbi ("RMB") the PRC's currency. Translation of amounts in United States dollars ("US$") has been made at the single rate of exchange of US$1.00:RMB8.3. No representation is made that RMB amounts have been or could be, converted into US$ at that rate. On January 1, 1994, the PRC government introduced a single rate of exchange as quoted daily by the People's Bank of China (the "Unified Exchange Rate"). This quotation of exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with suppliers' invoices, shipping documents and signed contracts.

                               SOLAR TOUCH LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS

3.       EQUITY INVESTMENT CONTINUED

         As of December 31, 2002 and 2001, the condensed balance sheet of Baoding was as follows:

                                                           2002          2001
                                                       -----------   -----------

         Current assets                                $ 1,410,691   $   911,411
         Non-current assets                             16,753,480    16,761,019
                                                       -----------   -----------

         Total assets                                  $18,164,171   $17,672,430
                                                       ===========   ===========

         Current liabilities                           $ 3,375,227   $ 3,144,258
         Non-current liabilities                              --       1,056,467
         Capital and reserves                           14,788,944    13,471,705
                                                       -----------   -----------

         Total liabilities and equity                  $18,164,171   $17,672,430
                                                       ===========   ===========


         The results of operations of the Company's equity basis investment in Baoding are summarized as follows:


                                                           2002          2001
                                                       -----------   -----------



         Net sales                                     $ 4,015,958   $ 3,786,489
                                                       ===========   ===========

         Income from operations                          1,118,042     1,536,861

         Other income                                      199,197           414
                                                       -----------   -----------


         Income before tax provision                     1,317,239     1,537,275
                                                       -----------   -----------

         Income tax                                           --            --
                                                       -----------   -----------

         Net income                                    $ 1,317,239   $ 1,537,275
                                                       ===========   ===========

The Company's equity in earnings of Baoding (49%)      $   645,447   $   753,265
                                                       ===========   ===========

                               SOLAR TOUCH LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS

4.       INCOME TAXES

         The Company is a British Virgin Islands investment holding company and does not carry on any business and does not maintain any offices in the United States of America. No provision for income taxes or tax benefits for the Company has been made.

         The Company provides for deferred income taxes using the liability method, by which deferred income taxes are recognized for all significant temporary differences between the tax and financial statement bases of assets and liabilities. The tax consequences of those differences are classified as current or non-current based upon the classification of the related assets or liabilities in the financial statements. No provision for deferred taxation has been made, as there is no temporary difference at the balance sheet date.


5.       CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

         Baoding's operations are conducted in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

         Baoding's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. Its results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

6.       SUBSEQUENT EVENTS

         Reverse merger
         --------------

         On November 1, 2002, and amended February 21, 2003, the Company entered into a reverse merger agreement (subject to certain conditions) with Nova International Films, Inc. (Nova). Pursuant to the Share Exchange Agreement, on February 28, 2003, Nova acquired all of the issued and outstanding shares of the Company. As consideration for the Company's shares, Nova issued 49,567,002 shares of its common stock.

                               SOLAR TOUCH LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS

6.       SUBSEQUENT EVENTS CONTINUED

         Consultzing agreements
         ----------------------

         The Company entered into one-year consulting agreements with GCA Consulting Limited (GCA) and Orient Financial Services, Inc. (Orient) that commenced on the closing date of the above Share Exchange Agreement. The services to be rendered include consultation and advisory services relating to administrative and corporate development of Nova and other managerial assistance as mutually agreed upon between the parties hereto. As consideration for the services to be rendered, Nova will issue 2,960,931 and 1,800,000 shares of common stock to GCA and Orient, respectively.

         Option Agreement
         ----------------

         On February 28, 2003, Nova granted an option to DSS Associates, Carter Fleming International Ltd, Grand Unison Ltd., and Emerging Growth Partners, Inc. (the "Optionees") to purchase an aggregate of 4,750,000 shares of common stock in Nova for $50,000. The optionees facilitated the acquisition of the Company by Nova. The options and stock issued to the consultants above will be valued in accordance with the United States generally accepted accounting principles as determined by the Financial Accounting Standards Board's statements and interpretations.

(b)      Pro Forma Financial Statements

         The following unaudited pro forma combined financial statements give effect to the merger using the purchase method of accounting as prescribed by Statement of Financial Accounting Standards No. 141 "Business Combination". The following unaudited financial pro forma combined financial statements and the accompanying notes should be read in conjunction with the historical financial statements and related notes of Solar Touch Limited ("Solar"), which are included elsewhere in this document. In addition, the following unaudited pro forma combined financial statements should be read in conjunction with the financial statements and related notes of Nova International Films, Inc. ("Nova") which were included in Form 10-KSB and Form 10-QSB filed with the Securities and Exchange Commission for the year ended October 31, 2002 and the three-month period ended January 31, 2003 respectively.

         The unaudited pro forma combined financial statements are provided for information purposes only and do not purport to represent what the combined financial position and results of operations would have been had the merger in fact occurred on the dates indicated. The following unaudited pro forma combined balance sheet represents the combined financial position of Nova and Solar as of December 31, 2002. The unaudited pro forma combined statement of operations give effect to the proposed merger of Nova and Solar for the year ended December 31, 2002, assuming the merger occurred at the beginning of the year. The unaudited pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.


             NOVA INTERNATIONAL FILMS, INC AND SOLAR TOUCH LIMITED
                        PRO FORMA COMBINED BALANCE SHEET
                               DECEMBER 31, 2002
                            (UNITED STATES DOLLARS)

                                                                 Pro Forma
                                    Nova          Solar         Adjustments        Pro Forma
                                (unaudited)     (audited)

CURRENT ASSETS
  Cash                         $     1,809    $      --                            $     1,809

  Deferred merger costs               --           20,468       (20,468)   1             --
                               -----------    -----------                          -----------
  Total current assets               1,809         20,468                                1,809

EQUITY INVESTMENT                     --        7,218,860                            7,218,860
                               -----------    -----------                          -----------
                               $     1,809    $ 7,239,328                          $ 7,220,669
                               ===========    ===========                          ===========

CURRENT LIABILITIES
  Accrued expenses             $     1,800         20,468        47,009  1,2       $    69,277
  Loan from related party           18,524           --         (18,524)                  --
                               -----------   -----------                   2       -----------
  Total current liabilities         20,324         20,468        69,277

STOCKHOLDERS' EQUITY
  Common stock                          60          1,000          (456)   3               604
  Additional paid-in capital     8,198,166      5,874,892    (5,250,961) 2,3         8,822,097
  Accumulated deficit           (8,216,741)     1,342,968     5,202,464  1,3        (1,671,309)
                               -----------   -----------                           -----------
  Total stockholders' equity       (18,515)     7,218,860                            7,151,392
                               -----------   -----------                           -----------
  Total liabilities and
    stockholders' equity       $     1,809      7,239,328                          $ 7,220,669
                               ===========    ===========                          ===========

Notes to Pro Forma Balance Sheet

1.       To record merger costs.

2. To convert Nova's accrued expenses and loan from related party to additional paid-in capital.

3. To record changes for stock issued and re-capitalize Nova with the capital structure of Solar.

4.       To eliminate loss from discontinued operation.


              NOVA INTERNATIONAL FILMS, INC AND SOLAR TOUCH LIMITED
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                             (UNITED STATES DOLLARS)

                                                                          Pro Forma
                                            Nova            Solar        Adjustments       Pro Forma
                                         (unaudited)      (audited)

Revenue                                 $       --      $       --      $       --        $       --

Costs and Expenses
   General and Administrative
   expenses                                     --              --              --                --
                                        ------------    ------------    ------------      ------------
Loss from operation                             --              --              --                --

Equity in earnings on investment                --           645,447            --             645,447
Merger costs                                    --              --        (3,014,277) 1     (3,014,277)
                                        ------------    ------------    ------------      ------------
Income (Loss) before tax
  provision                                     --           645,447      (3,014,277)       (2,368,830)
Income tax expense                              --              --              --                --
                                        ------------    ------------    ------------      ------------
Net income (loss) from
  continuing operation                          --           645,447      (3,014,277)       (2,368,830)
Loss from discontinued
  operation                                   (2,576)           --             2,576  4           --
                                        ------------    ------------    ------------      ------------

Net loss                                $     (2,576)   $    645,447    $ (3,011,701)     $ (2,368,830)
                                        ============    ============    ============      ============
Loss per common share:-
Basic and diluted
  Loss from continuing
    operation                           $       --                                        $      (0.04)
  Loss from discontinued
    operation                                  (0.00)                                             --
                                        ------------                                      ------------
  Net loss                              $      (0.00)                                     $      (0.04)
                                        ============                                      ============
Weighted average no. of common shares
outstanding:-
Basic                                      6,037,000                                        60,354,002
                                        ============                                      ============

Notes to Pro Forma Combined Statement of Operations

1.       To record merger costs.

2. To convert Nova's accrued expenses and loan from related party to additional paid-in capital.

3. To record changes for stock issued and re-capitalize Nova with the capital structure of Solar.

4.       To eliminate loss from discontinued operation. (c)

(c)      Exhibits

         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NOVA INTERNATIONAL FILMS, INC.



                                                  /s/ Raymond Ying wai Kwan
                                                --------------------------------
Date: May 16, 2003                              Name: Raymond Ying-wai Kwan
                                                Title:   Chief Executive Officer